THE GABELLI UTILITIES FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2002

                          [GRAPHIC OF 5 STARS OMITTED]

                                     5 STARS
          MORNINGSTAR RATED(TM) GABELLI UTILITIES FUND 5 STARS OVERALL
               AND FOR THE THREE-YEAR PERIOD ENDED 09/30/02 AMONG
                  83 U.S. DOMICILED SPECIALTY-UTILITIES FUNDS.

TO OUR SHAREHOLDERS,

      The third quarter of 2002 was one of the most challenging periods in history for utility stocks. Despite relatively solid fundamentals at many utility companies, the well-publicized financial problems of a small number of companies seemed to weigh heavily upon the whole group. In addition, the third quarter of 2002 was one of the few times when utility stocks did not exhibit their typical defensive characteristics during a bear market.

      In previous quarters, utility stocks, with their high and relatively secure dividends, were able to avoid the panic selling that engulfed stocks of the more risky merchant energy companies. However, during the third quarter, dividends did not seem to matter. When the stock market learned about a problem at a utility company, the share price was driven down even after the CEO reassured investors about the safety of the dividend.

      Only a handful of utility stocks were able to swim against the tide. The winners in the quarter were the stocks of the safest, plain vanilla, transmission and distribution companies that have no merchant energy exposure and no balance sheet problems.

      The trend of credit rating downgrades for utilities and merchant energy companies accelerated during the third quarter. A number of utilities were attracted by the potential for higher earnings growth from the merchant energy sector and they borrowed too heavily in 1999 and 2000 in an effort to quickly construct new unregulated power plants. When wholesale power prices plunged in 2001 and remained low in 2002, the earnings from these new power plants were disappointing and debt coverage was weaker than expected. The response by many utilities to credit rating downgrades was to strengthen the balance sheet by issuing large amounts of new common equity. The near-term impact was dilutive to earnings and the supply of so much new stock had a depressing effect on utility stock prices.

      Fundamentally, we are encouraged by the fact that many companies in the electric utility sector have decided to get back to basics and have significantly reduced or eliminated their involvement in risky energy trading. Many companies have cancelled the construction of merchant power plants that were scheduled to begin building during 2002 and 2003, thereby reducing their external financing requirements. The result should be a more stable earnings outlook as these companies concentrate on improving their utility earnings and stop trying to hit a home run in the risky merchant energy sector.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information contained herein relating to Morningstar: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics. (C)2002 Morningstar, Inc. All Rights Reserved. The value of utility stocks changes as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industries can be significantly affected by government regulation financing difficulties, supply or demand of services or fuel and natural resources conservation.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                           Quarter
                                           --------------------------------------
                                             1st        2nd       3rd       4th      Year
  2002:   Net Asset Value ..............   $ 9.36    $  8.48    $ 6.54       --        --
          Total Return .................     5.0%      (7.2)%   (20.5)%      --        --
---------------------------------------------------------------------------------------------
  2001:   Net Asset Value ..............   $11.02     $10.43    $ 9.32    $ 9.13    $ 9.13
          Total Return .................    (4.2)%     (3.5)%    (8.7)%     0.2%    (15.4)%
---------------------------------------------------------------------------------------------
  2000:   Net Asset Value ..............   $11.76     $10.88    $12.08    $11.72    $11.72
          Total Return .................    10.0%      (5.7)%    13.1%     (0.8)%    16.4%
---------------------------------------------------------------------------------------------
  1999:   Net Asset Value ..............      --         --     $10.01    $10.89    $10.89
          Total Return .................      --         --       0.1%(b)  22.1%     22.3%(b)
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
              -----------------------------------------------------
                                                         YEAR TO                                   SINCE
                                          QUARTER         DATE        1 YEAR        3 YEAR       INCEPTION (B)
                                          --------       --------     -------      --------      -------------
   Gabelli Utilities Fund .............   (20.52)%       (22.62)%     (22.43)%      (2.34)%         (2.24)%
   S&P Utility Index ..................   (22.28)%       (33.25)%     (35.42)%     (11.54)%        (12.65)%
   Lipper Utility Fund Average ........   (17.60)%       (29.89)%     (30.19)%     (12.37)%        (12.11)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on August 31, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.07 PER SHARE
                    ----------------------------------------
      The Gabelli Utilities Fund has a $0.07 per share monthly distribution policy in place. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 1-800-GABELLI (1-800-422-3554).
--------------------------------------------------------------------------------

      The U.S. economy remains somewhat weak. The long-awaited recovery from the recession appears to be under way, but it is a very slow recovery. This probably means that it is unlikely that the Federal Reserve Board ("Fed") will tighten its monetary policy in the next few quarters. Some forecasters, who worry about a double-dip recession, want the Fed to ease up further on interest rates. Therefore, with interest rates likely to remain near their 40-year lows, utility stocks, with their high secure yields, should remain popular with conservative total return investors.

      We believe that investors will rediscover the importance of yield. In a world of high uncertainty, cash in hand has more value than the promise of future earnings. The future earnings stream of stocks that pay no dividends but promise very high earnings growth must be discounted at a much higher rate in today's investment world. This effectively raises the value of stocks with a high up-front current return, such as utilities.

      A major fundamental positive for the utilities sector would be the passage by Congress of the pending energy legislation. President Bush included in his legislative package the repeal of the 1935 Public Utility Holding Company Act, known as PUHCA, which has been a major deterrent to mergers and acquisitions in the utility industry. We believe that the pace of merger activity would accelerate greatly if PUHCA is repealed. Although the Democrats and Republicans in both houses of Congress have found plenty to disagree about regarding many other issues in the President's broad energy bill, there appears to be little opposition to PUHCA repeal. We are cautiously optimistic that the Republican-controlled House and the Democrat-controlled Senate can pass a compromise energy bill that includes PUHCA repeal before the end of this year.

      Speaking of mergers and acquisitions, we believe that the recent decline in stock prices for many utilities should make them more attractive as takeover targets. Many cash-rich European utilities are shopping around for U.S. acquisitions. We are watching closely the situation involving German utility giant E.ON, which completed the acquisition of the U.K.'s PowerGen in early July. PowerGen owned the largest utility in Kentucky, LG&E Energy. E.ON's Chairman and CEO has said publicly that he wants to use LG&E and its one million utility customers as a base for making further U.S. utility acquisitions. In addition, we are watching National Grid of the U.K. because we expect the company to make another acquisition in the U.S. In recent years, National Grid has acquired three utilities in the northeastern region of the U.S., including New England Electric, EUA and Niagara Mohawk Power.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to be bigger to achieve scale economies, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on natural gas pipelines and storage operators as a way to take advantage of the growing demand for natural gas in the U.S.

COMMENTARY

      In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. Although the current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, the underlying economics continue to support additional merger and acquisition activity over time. We believe that the recent entry of large European acquirers, the relatively low stock prices of utility companies and the potential repeal by Congress of the PUHCA law, could accelerate the utility consolidation trend in the coming quarters.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $46.93 - NYSE) is the last small electric utility in New York State, now that RGS Energy has been acquired by Energy East (EAS - $19.81 - NYSE). CH Energy serves the territory directly north of New York City that is mainly rural and suburban. There are several potential buyers for whom CH Energy would be a good fit, including Consolidated Edison (ED - $40.22 -
NYSE), Energy East, KeySpan (KSE - $33.50 - NYSE), National Grid (NGG - $35.60 -
NYSE) or Public Service Enterprise Group (PEG - $30.50 - NYSE). The buyer could create significant savings by rationalizing outside plant operations and eliminating all of the corporate, finance, regulatory and public company overhead, for the benefit of shareholders and customers. Although it is tough to predict when a deal might happen, we would point out that National Grid completed its takeover of Niagara Mohawk several months ago and Grid has typically waited less than a year between takeovers in the U.S. where it has already bought three utilities. Con Edison meanwhile, having done a terrific job in the aftermath of September 11 and with a strong balance sheet and premium stock price valuation, might be ready to make an offer for CH Energy.

CINERGY CORP. (CIN - $31.43 - NYSE) is another consolidation play. Cinergy has terrific physical assets (low-cost generating plants) in a strategic location. Cinergy's Midwest location enables it to market its low-cost power into several different regions. Furthermore, many of the utilities around Cinergy have gotten much bigger in recent years through acquisitions while Cinergy has remained relatively the same size. Cinergy's power plants in the state of Ohio are deregulated, giving the company an opportunity to earn higher returns. In addition, over the past few years, Cinergy's senior management team has accumulated a hefty position in the common stock and in its options. This should make them more willing to talk with potential acquirers. Just to the south of Cinergy's territory is the state of Kentucky, where the giant German utility E.On has just acquired the largest utility in Kentucky, the former LG&E. E.On has stated its intention to acquire other U.S. utilities and Cinergy would be a great fit with LG&E.

DPL INC. (DPL - $16.45 - NYSE) is another consolidation play in the Midwest. DPL is the holding company for the small utility, Dayton Power & Light. DPL shares have fallen recently after the management lowered earnings per share ("EPS") guidance and also indicated that it would write down the value of some of its non-utility investment portfolio. The Fund took advantage of the falling stock price and added to its holdings in DPL. As one of the smallest utilities in the region, and one whose state (Ohio) has deregulated its low-cost generating plants, we believe that DPL is a prime target for acquisition by a larger electric company.

DQE INC. (DQE - $15.00 - NYSE) is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. The Fund took advantage of the falling stock price and added significantly to its position in DQE. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE has an agreement to sell off its water utility business and plans to use the proceeds to pay down debt. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

DUKE ENERGY CORP. (DUK - $19.55 - NYSE) is a fallen angel. Duke Energy announced a major reduction in earnings per share expectations and the shares fell sharply. The reduction was due to the decline in profits from energy trading and marketing. In addition, Duke had a huge common stock offering in the third quarter that put additional pressure on the share price. The Fund used the decline in the share price of DUK as an opportunity to add more shares. Duke Energy's primary businesses are low-risk regulated utilities in North and South Carolina and large interstate natural gas pipelines that should continue to produce steady earnings growth and stable cash flows.

NICOR INC. (GAS - $28.20 - NYSE) is a natural gas utility that serves the area around the city of Chicago and surrounding counties. The company has relatively strong fundamentals and a solid track record of good financial performance. Nevertheless, the share price fell sharply during the third quarter when state regulators announced a review of the business at a small subsidiary of the company. This over-reaction by the stock market made the stock very cheap and the Fund added Nicor to its portfolio when this buying opportunity arose. Nicor has one of the highest yields among the regulated natural gas distribution stocks.

NSTAR (NST - $39.55 - NYSE) is a consolidation play in the New England region that was another new addition to the Fund during the third quarter. NSTAR is primarily an electric transmission and distribution utility serving the Boston and Cape Cod regions of Massachusetts. NST also owns a small gas utility. The Northeast region of the U.S. has been the most active area for consolidation activity among utilities. There are several potential acquirers for NST, including National Grid, who recently completed a takeover of Niagara Mohawk, and Consolidated Edison, who could use its relatively high stock price and strong balance sheet to make another acquisition. KeySpan is another potential acquirer who already owns a gas utility in the same region.

ONEOK INC. (OKE - $18.90 - NYSE) is pronounced "wun-oke" not "oh-nee-ock." The name is supposed to mean, "One company, in Oklahoma." Hate the name, love the stock. This company is a natural gas utility. Westar Energy (WR - $10.06 -
NYSE), an electric utility holding company in neighboring Kansas, has owned 45% of ONEOK for the past few years. In June 2002, Westar announced that it plans to sell its stake in ONEOK. ONEOK had the right to buy back these shares from Westar at a price of $21.77 per OKE share for a total cost of $971.1 million. However, because this is quite a lot of cash for a company like ONEOK to come up with and also because to do so would create a huge jump in ONEOK's financial leverage and threaten its credit ratings, OKE decided not to exercise its option. Therefore, Westar Energy is now looking for a buyer for this large block of OKE shares. A likely scenario is that a buyer that wants to take control of ONEOK might make an offer to Westar to purchase the OKE shares that Westar now holds.

WESTAR ENERGY INC. (WR - $10.06 - NYSE) is a stock with a very low valuation relative to the sum of its parts. Westar's share price has fallen sharply over the past twelve months because the company failed to execute its plans to sell the electric utility operations to PNM Resources (PNM - $19.80 - NYSE) and also due to disappointing rate orders from regulators in Kansas. The recent federal indictment of Westar's CEO has hurt the stock's value further, but the indictment only relates to the CEO's personal financial matters. We think that Westar's ongoing efforts to divest its 45% ownership stake in ONEOK is a smart move. We would expect Westar to use the profits from the ONEOK sale to pay off a large portion of the holding company's debt. We also think that Westar might divest its 85% ownership stake in Protection One (POI - $2.70 - NYSE), the nation's second largest monitored security company. The loss on the sale of the Protection One shares could be used to offset Westar's taxable gain on the sale of the ONEOK shares.

TEAM MANAGED

As of April 1, 2002 the Fund became team managed. Timothy P. O'Brien has left to join a unit of Wachovia Corp. in his hometown of Boston, MA. We wish Tim the best of luck and want to assure our existing and future shareholders that our team of analysts and portfolio managers will maintain the Fund's historical strategy of investing prudently in the ongoing dynamics of the utility industry.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                            WHEN
                       ---                            ----
      Special Chats:   Mario J. Gabelli               First Monday of each month
                       Howard Ward                    First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                       DECEMBER                       JANUARY
                       --------                       --------                       -------
      1st Wednesday    Charles Minter & Martin Weiner Charles Minter & Martin Weiner Ivan Arteaga
      2nd Wednesday    Caesar Bryan                   Walter Walsh & Laura Linehan   Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan   Hart Woodson                   Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                                    Sincerely,

                                                /S/ MARIO J. GABELLI, CFA

                                                    MARIO J. GABELLI, CFA
                                                    Team Portfolio Manager
                                                    and President

November 11, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                               ------
            COMMON STOCKS -- 89.6%
            ENERGY AND UTILITIES: ELECTRIC -- 19.4%
    15,000  AES Corp.+ ...........................................  $   37,650
    55,000  British Energy plc ...................................      11,677
    16,000  Cleco Corp. ..........................................     215,520
    28,000  DPL Inc. .............................................     460,600
     9,500  DTE Energy Co. .......................................     386,650
    15,000  Edison International+ ................................     150,000
     4,000  El Paso Electric Co.+ ................................      47,520
     5,000  FPL Group Inc. .......................................     269,000
    14,000  Great Plains Energy Inc. .............................     268,100
     1,100  Maine Public Service Co. .............................      29,700
                                                                    ----------
                                                                     1,876,417
                                                                    ----------
            ENERGY AND UTILITIES: INTEGRATED -- 49.7%
    24,000  Allegheny Energy Inc. ................................     314,400
    10,000  Alliant Energy Corp. .................................     192,500
     8,500  CH Energy Group Inc. .................................     398,905
     4,000  Cinergy Corp. ........................................     125,720
    12,000  CMS Energy Corp. .....................................      96,720
    15,000  Constellation Energy Group Inc. ......................     371,850
    18,000  DQE Inc. .............................................     270,000
    20,000  Duke Energy Corp. ....................................     391,000
    12,000  El Paso Corp. ........................................      99,240
     7,000  Entergy Corp. ........................................     291,200
     2,800  Florida Public Utilities Co. .........................      36,820
     5,000  Mirant Corp.+ ........................................      11,050
     5,000  NiSource Inc. ........................................      86,150
     4,000  NSTAR ................................................     158,200
    15,000  PG&E Corp.+ ..........................................     168,900
    12,500  PPL Corp. ............................................     406,750
    12,000  TECO Energy Inc. .....................................     190,560
    25,000  Unisource Energy Corp. ...............................     381,250
    10,000  Westar Energy Inc. ...................................     100,600
    15,000  Wisconsin Energy Corp. ...............................     364,500
    37,000  Xcel Energy Inc. .....................................     344,470
                                                                    ----------
                                                                     4,800,785
                                                                    ----------
            ENERGY AND UTILITIES: NATURAL GAS -- 11.3%
    10,000  Energen Corp. ........................................     253,100
     4,000  National Fuel Gas Co. ................................      79,480

                                                                       MARKET
  SHARES                                                                VALUE
  ------                                                               ------
    10,000  Nicor Inc. ...........................................  $  282,000
     3,000  NUI Corp. ............................................      64,800
    22,000  ONEOK Inc. ...........................................     415,800
                                                                    ----------
                                                                     1,095,180
                                                                    ----------
            TELECOMMUNICATIONS: LOCAL -- 9.2%
    12,000  BellSouth Corp. ......................................     220,320
    13,000  SBC Communications Inc. ..............................     261,300
    15,000  Verizon Communications Inc. ..........................     411,600
                                                                    ----------
                                                                       893,220
                                                                    ----------
            TOTAL COMMON STOCKS ..................................   8,665,602
                                                                    ----------
            PREFERRED STOCKS -- 6.9%
            ENERGY AND UTILITIES: INTEGRATED -- 6.9%
     8,800  Cinergy Corp.,
              9.500% Cv. Pfd. ....................................     466,400
    13,500  Mirant Trust I,
              6.250% Cv. Pfd., Ser. A ............................     201,825
                                                                    ----------
                                                                       668,225
                                                                    ----------
            TOTAL PREFERRED STOCKS ...............................     668,225
                                                                    ----------
 PRINCIPAL
  AMOUNT
  -------
            Convertible Bonds -- 1.5%
            Energy and Utilities: Electric -- 1.5%
  $450,000  AES Corp., Sub. Deb. Cv.,
              4.500%, 08/15/05 ...................................     141,187
                                                                    ----------
            U.S. Government Obligations -- 2.6%
   250,000  U.S. Treasury Bills,
              1.624% to 1.685%++,
              10/03/02 to 10/17/02 ...............................     249,900
                                                                    ----------
            TOTAL INVESTMENTS -- 100.6%
              (Cost $12,360,702) .................................   9,724,914
                                                                    ----------
            Other Assets and Liabilities (Net) -- (0.6)% .........     (55,123)
                                                                    ----------
            NET ASSETS -- 100.0% .................................  $9,669,791
                                                                    ==========
----------------
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                Selected Holdings
                               September 30, 2002
                               ------------------
        CH Energy Group Inc.                            Nicor Inc.
        Cinergy Corp.                                   NSTAR
        DPL Inc.                                        ONEOK Inc.
        DQE Inc.                                        PPL Corp.
        Duke Energy Corp.                               Westar Energy Inc.
--------------------------------------------------------------------------------

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                fax: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                        Mary E. Hauck
CHAIRMAN AND CHIEF                           (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                           GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                          Karl Otto Pohl
ATTORNEY-AT-LAW                              FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                    DEUTSCHE BUNDESBANK

Vincent D. Enright                           Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                 VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER                  LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                                    OFFICERS
Mario J. Gabelli, CFA                        James E. McKee
PRESIDENT AND CHIEF                          SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB470Q302SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
UTILITIES
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002